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Exhibit 10.1

DEALER MANAGER AGREEMENT

        May 30, 2003

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, NY 10281-1201

UBS Warburg LLC
677 Washington Boulevard
Stamford, CT 06901

Ladies and Gentlemen:

        Carnival plc, a public limited company incorporated in England and Wales (the "Company") in July 2000 as P&O Princess Cruises plc, and Carnival Corporation, a corporation incorporated under the laws of the Republic of Panama ("Carnival" or the "Guarantor"), who on April 17, 2003 combined under a dual listed company structure (the "DLC Transaction"), hereby appoint Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") and UBS Warburg LLC ("UBS") to act as exclusive dealer managers (the "Dealer Managers") in connection with the solicitation of consents relating to the Company's 7.30% Notes due 2007 (the "7.30% Notes") and 7.875% Debentures due 2027 (the "7.875% Debentures", and together with the 7.30% Notes, the "Notes").

        The Company intends to solicit consents (the "Consent Solicitation") from holders of the Notes to certain proposed amendments to the Indenture relating to the Notes, dated as of October 23, 2000 (the "Indenture"), among the Company, P&O Princess Cruises International Limited, as guarantor (the "P&O Guarantor"), and The Bank of New York, as trustee (the "Indenture Trustee"). Such Consent Solicitation may be amended, modified or supplemented from time to time or may be extended in accordance with the terms thereof. Following the successful solicitation of consents, Carnival will extend the deed of guarantee, executed on April 17, 2003 in connection with DLC Transaction (the "Carnival Guarantee"), by way of an agreement relating to the Carnival Guarantee (the "Carnival Guarantee Agreement"), to cover the payment of principal and interest in respect of the Notes and all other moneys payable by the Company under or pursuant to the Indenture. The Carnival Guarantee, as supplemented by the Carnival Guarantee Agreement is referred to in this Agreement as the "Guarantee". The Carnival Guarantee and the form of Carnival Guarantee Agreement are attached hereto as Exhibit J. The terms and conditions of the Consent Solicitation as well as the Guarantee are set forth in the form of Prospectus (as defined below) and related consent and letter of transmittal in the form of "Consent and Letter of Transmittal" attached hereto as Exhibits 1 and 2, respectively.

        Upon satisfaction of the conditions to the Consent Solicitation and the issuance of the Notes as proposed to be amended (the "Amended Notes") and the Guarantee as set forth in the Prospectus, the Company, the P&O Guarantor and the Indenture Trustee will execute a supplement to the Indenture (the "Supplemental Indenture") amending the Indenture with respect to the Notes. The form of Supplemental Indenture is attached hereto as Exhibit K.

        The Consent Solicitation and the issuance of the Amended Notes and the Guarantee will be made upon the terms and subject to the conditions set forth in the following materials (the "Consent Materials"):

            (i)  The Registration Statement of the Company and the Guarantor on Form S-4 filed with the Securities and Exchange Commission (the "Commission") on May 30, 2003 in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act") relating to the issuance of the Amended Notes and the Guarantee. As used in this Agreement, the term "Registration Statement" means such registration statement, including exhibits, financial statements and schedules, as amended, when it becomes effective under the Securities Act.

           (ii)  The Prospectus relating to the issuance of the Amended Notes and the Guarantee. As used in this Agreement, the term "Prospectus" means such prospectus in the form it was first filed with the Commission pursuant to Rule 424(b) under the Securities Act; provided, however, that until such filing (if any) it shall mean the prospectus included in the Registration Statement. Any reference herein to the Registration Statement or the Prospectus shall also be deemed to refer to and include any documents, financial statements and schedules incorporated by reference therein pursuant to Form S-4 under the Securities Act, as of the date of the Prospectus or the effective date of the Registration Statement, as the case may be, and to include any amendment or supplement to the Registration Statement or the Prospectus and any documents, financial statements and schedules filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") and so incorporated by reference (such incorporated documents, financial statements and schedules being referred to herein as the "Incorporated Documents") until the date of expiration of the Consent Solicitation ("Expiration Date").

          (iii)  The Consent and Letter of Transmittal, the letter from registered holders to beneficial owners of the Notes, the letter from the Company to securities dealers, commercial banks and trust companies, as any of these may be amended, modified or supplemented from time to time.

          (iv)  Any newspaper announcements, press releases and other written materials and information that the Company or the Guarantor may use, prepare, file, distribute, mail or publish or expressly approve or authorize for use in connection with the Consent Solicitation.

        The execution, delivery and performance by the Company and the Guarantor of this Agreement; the Consent Solicitation; the use of the Consent Materials; the execution and delivery by the Company of the Supplemental Indenture; the execution of the Carnival Guarantee Agreement; the issuance of the Guarantee by the Guarantor; and the consummation by the Company and the Guarantor of the transactions contemplated by this Agreement and in the Consent Materials and compliance with the terms herein or therein are collectively referred to herein as the "Transactions".

        The Company and the Guarantor hereby confirm their agreement with the Dealer Managers as follows:

        1.    Appointment to Act as Dealer Managers.

        (a)   The Company and the Guarantor hereby retain Merrill Lynch and UBS to act as the exclusive Dealer Managers with respect to the Consent Solicitation. On the basis of the representations and warranties and agreements of the Company and the Guarantor herein contained and subject to and in accordance with the terms and conditions hereof and of the Consent Materials, Merrill Lynch and UBS hereby agree to act as Dealer Managers in connection with the Consent Solicitation, and in connection therewith, the Dealer Managers shall act in accordance with their customary practices and shall perform those services in connection with the Consent Solicitation that are customarily performed by investment banking firms in connection with acting as dealer managers of consent solicitations of a like nature, including, but not limited to, soliciting consents pursuant to the Consent Solicitation and communicating generally regarding the Consent Solicitation with brokers, dealers, commercial banks and trust companies and other persons, including the holders of the Notes.

        (b)   The Company has furnished or shall, to the extent available to the Company, furnish the Dealer Managers, or cause the Indenture Trustee to furnish the Dealer Managers, as soon as practicable after the date hereof, with cards or lists or copies thereof showing the names of persons who were the holders of record (the "Record Holder List") or, to the extent available to the Company, the beneficial owners of the Notes as of a recent date, together with the principal amount of the Notes held by them and, to the extent available, their addresses. Additionally, the Company shall use commercially reasonable efforts to update, or to cause the Indenture Trustee to update, during the period of the Consent Solicitation, the Record Holder List to reflect any transfers of record of any of the Notes and to update such other information from time to time during the term of this Agreement as reasonably requested by the Dealer Managers and to obtain other information concerning the holders of the Notes as reasonably requested by the Dealer Managers.

        (c)   The Company and the Guarantor acknowledge and agree that the Dealer Managers have been retained hereunder to act solely as Dealer Managers. In such capacity, the Dealer Managers shall act hereunder as independent contractors and shall not be deemed the agents or fiduciaries of the Company, the Guarantor or any of their affiliates, equity holders or creditors or of any other person, and any duties of the Dealer Managers arising out of their engagement pursuant to this Agreement shall be owed solely to the Company and the Guarantor. The Dealer Managers shall not be liable to the Company, the Guarantor, their affiliates, equity holders or creditors or any other person for any act or omission on the part of, and shall not be deemed to be the agents or fiduciaries of, any broker or dealer (other than the Dealer Managers in their capacity as broker or dealer), commercial bank or trust company, and no such broker or dealer, commercial bank or trust company shall be deemed to be acting as the agent or fiduciary of the Dealer Managers. Nothing contained in this Agreement shall constitute the Dealer Managers as partners of or joint venturers with the Company or the Guarantor.

        (d)   The Company and the Guarantor authorize the Dealer Managers to communicate with D.F. King & Co., Inc. in its capacity as the information agent and the tabulation agent (the "Information Agent"), retained by the Company and the Guarantor with respect to matters relating to the Consent Solicitation and issuance of the Amended Notes and the Guarantee.

        (e)   Except as otherwise provided by law or regulation, the Company and the Guarantor agree that any reference to Merrill Lynch and UBS in any Consent Materials, or in any newspaper announcement or press release or other document or communication, is subject to the prior approval of Merrill Lynch and UBS, which approval will not be unreasonably withheld.

        (f)    The Dealer Managers each agree with the Company and the Guarantor that neither it nor any of its representatives will or will instruct any other person to furnish written materials other than the Consent Materials or any publicly filed documents to the holders of the Notes in connection with the Consent Solicitation.

        2.    Fees and Expenses.

        The Company and the Guarantor agree to pay to Merrill Lynch and UBS as compensation for the services to be provided pursuant to Section 1 of this Agreement:

        (a)   A fee equal to 0.25% of the aggregate principal amount of the Notes outstanding if the requisite consents have been received, with 50% payable to Merrill Lynch and 50% payable to UBS. The fees with respect to the Notes will be due and payable upon completion of the Transactions.

        (b)   The Company and the Guarantor agree to reimburse the Dealer Managers promptly, upon request made from time to time in writing, for their reasonable out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of legal counsel) as incurred by the Dealer Managers in connection with the performance of their duties under this Agreement. If the Dealer Managers shall have withdrawn as the Dealer Managers in accordance with Section 6, the reimbursement for expenses incurred by the Dealer Managers through the date of such withdrawal shall be paid to the Dealer Managers as soon as practicable after the date of such withdrawal.

        3.    Certain Covenants of the Company and the Guarantor.

        (a)   The Company and the Guarantor severally, not jointly, agree that, within a reasonable time prior to filing, using or permitting the use of any Consent Materials or any amendment or supplement to any Consent Materials, they shall submit copies of such documents to the Dealer Managers and, except as required by law or by any governmental or regulatory authority, will not use any and will not at any time file with any governmental or regulatory authority any Consent Materials, or any amendment or supplement thereto, or make any amendment or supplement to any of the Consent Materials of which the Dealer Managers shall not have been advised previously and furnished a copy a reasonable time prior to its use or to which the Dealer Managers or its counsel shall have reasonably objected in writing in a timely manner.

        (b)   The Company and the Guarantor hereby authorize the Dealer Managers to use the Consent Materials in connection with the Consent Solicitation and issuance of the Amended Notes and the Guarantee. The Dealer Managers shall have no obligation to cause copies of the Consent Materials to be transmitted generally to the holders of the Notes. The Company and the Guarantor will deliver to the Dealer Managers, without charge, such number of copies of the Consent Materials and all other statements and other documents as the Dealer Managers may reasonably request.

        (c)   The Company and the Guarantor will furnish, to the extent available, the Dealer Managers with such information concerning the Company and the Guarantor and the Consent Solicitation and the issuance of the Amended Notes and the Guarantee as the Dealer Managers reasonably believe is necessary to allow the performance by the Dealer Managers of the services to be performed by them hereunder (all such information as so furnished, including without limitation the Consent Materials, being referred to herein as the "Information"). The Company represents and warrants that the Information concerning the Company will be accurate, as of the date it is so furnished, and complete in all material respects. The Guarantor represents and warrants that the Information concerning the Guarantor will be accurate, as of the date it is so furnished, and complete in all material respects. The Company and the Guarantor recognize and consent to the fact that the Dealer Managers (i) will use and rely primarily on the Information and on other information available from generally recognized public sources in performing the services contemplated by this Agreement without having any obligation to independently verify the same and (ii) do not assume responsibility for the accuracy or completeness of the Information or such other information. The Company and the Guarantor will promptly advise the Dealer Managers if any Information previously provided becomes inaccurate in any material respect or is required to be updated. Any reference herein to Information shall not include information furnished or provided by the Dealer Managers to the Company or the Guarantor.

        (d)   If at any time during the Consent Solicitation any event shall occur or condition exist which would cause the Company and the Guarantor to be required to amend, supplement, withdraw or terminate the Consent Solicitation or cause the Guarantor to be required not to issue the Guarantee or as a result of which in the reasonable judgment of the Company and the Guarantor it is necessary to amend or supplement any Consent Materials in order that such Consent Materials will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement any Consent Materials or, in the case of the Consent Solicitation, to file under the Exchange Act any documents to be incorporated by reference in the Consent Materials in order to comply with the requirements of the Securities Act, the Exchange Act or the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), the Company and the Guarantor shall promptly upon becoming aware of such event or condition notify the Dealer Managers and, upon the reasonable request of the Dealer Managers, prepare and file with the Commission, if applicable, and publish or distribute such amendment or supplement as may be necessary to effect such amendment, withdrawal or termination or to correct such untrue statement or omission or to make such Consent Materials comply in all material respects with any such requirements.

        (e)   The Company and the Guarantor jointly and severally agree to pay all costs and expenses incurred and when due in connection with the performance of this Agreement and in connection with the Consent Solicitation and issuance of the Amended Notes and the Guarantee, including, without limitation, (i) costs relating to the preparation, printing, filing, mailing and publishing of the Consent Materials and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Dealer Managers; (ii) costs relating to the preparation, negotiation and execution of this Agreement; (iii) costs relating to the distribution of the Consent Materials to the holders of the Notes; (iv) the fees and disbursements of counsel to the Company and the counsel to the Guarantor; (v) the expenses and disbursements of the Dealer Managers as set forth in Section 2(b); (vi) the fees and expenses of the Information Agent; (vii) the reasonable costs and expenses of all dealers and brokers (including each of the Dealer Managers in its capacity as dealer or broker, which costs and expenses shall be in addition to all costs and expenses payable hereunder), commercial banks, trust companies and nominees for their customary mailing and handling expenses incurred or charged in forwarding the Consent Materials to their customers; (viii) costs and expenses in connection with the registration or qualification of the Guarantee under the laws of such jurisdictions as the Dealer Managers may reasonably designate (including reasonable fees and disbursements of counsel for the Dealer Managers); (ix) costs and expenses related to the filing and registration of the Amended Notes and the Guarantee with the Commission; (x) any advertising costs incurred in connection with the Consent Solicitation; (xi) costs incurred in connection with the issuance of the Amended Notes and the Guarantee; and (xii) all other reasonable costs and expenses incident to the Consent Solicitation and issuance of the Amended Notes and the Guarantee incurred by the Company and the Guarantor. The Company and the Guarantor shall make all payments of costs and expenses referred to in this paragraph which become payable by them whether or not any consents are received pursuant to the Consent Solicitation, and the obligation to make such payments shall survive the expiration, withdrawal or termination of this Agreement and the Consent Solicitation.

        (f)    The Company and the Guarantor shall advise or cause the Information Agent to advise the Dealer Managers on or before 5:00 p.m., New York City time, on each business day during which the Consent Solicitation is open, or as promptly as practicable thereafter, daily (or more frequently upon request by the Dealer Managers, if they believe such updates are reasonably necessary for the completion of the Consent Solicitation) as to major tally figures, by telephone or facsimile transmission or by furnishing the Dealer Managers with access to an Internet site established by the Information Agent for such purposes with respect to: (i) the number of valid consents with respect to Notes which have been delivered pursuant to the Consent Solicitation on that day; (ii) the number of defective consents with respect to the Notes which have been delivered pursuant to the Consent Solicitation on that day; (iii) the number of consents properly withdrawn on such day with respect to the Consent Solicitation; (iv) the cumulative totals of the consents in categories (i), (ii) and (iii) above; and (v) and the names and addresses of the registered owners of the Notes who have delivered consents. On the business day following such oral communication, the Company and the Guarantor shall furnish or cause the Information Agent to furnish to the Dealer Managers a written report confirming the most recent version of the above information that was communicated orally. The Company and the Guarantor shall furnish or cause the Information Agent to furnish to the Dealer Managers such information on the holders of the Notes as may be reasonably requested by the Dealer Managers from time to time.

        (g)   The Company and the Guarantor have entered or will promptly enter into an agreement with the Information Agent, if requested to do so by such persons.

        (h)   On the date of the commencement of the Consent Solicitation (the "Commencement Date"), the Company and the Guarantor shall have caused to be delivered to the Dealer Managers (i) a signed opinion of Freshfields Bruckhaus Deringer, UK counsel for the Company, to the effect set forth in Exhibit A hereto, (ii) a signed opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Company and the Guarantor, to the effect set forth in Exhibit B hereto, (iii) a signed opinion of Tapia Linares y Alfaro, Panama counsel for the Guarantor, to the effect set forth in Exhibit C hereto and (iv) a signed opinion of Arnaldo Perez, General Counsel for the Guarantor, to the effect set forth in Exhibit D hereto.

        (i)    On the Expiration Date, the Company and the Guarantor shall have caused to be delivered to the Dealer Managers (A) a signed opinion of Freshfields Bruckhaus Deringer, UK counsel for the Company, to the effect set forth in Exhibit E hereto, (B) a signed opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Company and the Guarantor, to the effect set forth in Exhibit F hereto, (C) a signed opinion of Dickinson, Cruickshank & Co., Isle of Man counsel for the Guarantor, to the effect set forth in Exhibit G hereto, (D) a signed opinion of Tapia Linares y Alfaro, Panama counsel for the Guarantor, to the effect set forth in Exhibit H hereto, (E) a signed opinion of Arnaldo Perez, General Counsel for the Guarantor, to the effect set forth in Exhibit I hereto and (F) a signed letter of Shearman & Sterling, counsel for the Dealer Managers, in a form reasonably satisfactory to the Dealer Managers.

        (j)    On the Commencement Date and the Expiration Date, the Company shall have caused to be delivered to the Dealer Managers a letter executed by KPMG Audit Plc dated as of the date of delivery in form and substance reasonably satisfactory to the Dealer Managers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to the Dealer Managers with respect to the financial statements, pro forma financial statements and certain financial information of the Company contained in the Consent Materials.

        (k)   On the Commencement Date and the Expiration Date, the Guarantor shall have caused to be delivered to the Dealer Managers a letter executed by the Guarantor's independent public accountants and dated as of the date of delivery in form and substance reasonably satisfactory to the Dealer Managers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to the Dealer Managers with respect to the financial statements, pro forma financial statements and certain financial information of the Guarantor contained in the Consent Materials.

        (l)    On the Commencement Date and the Expiration Date, the Company and the Guarantor shall each have caused to be delivered to the Dealer Managers a certificate of an authorized officer of the Company or the Guarantor, as the case may be, dated as of the date of delivery, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations of the Company, the Guarantor and their subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") (this item (l)(i) will only be given on the Expiration Date), (ii) the representations and warranties in Section 4 hereof are true and correct in all material respects, (iii) the Company and the Guarantor, as the case may be, have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Commencement Date or the Expiration Date, as applicable, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or are overtly threatened by the Commission.

        (m)  On the Expiration Date, the Company shall have caused to be delivered to the Dealer Managers a certificate of an authorized officer of the Company, dated as of the date of delivery, to the effect that the Company has, in all material respects, complied with all agreements and satisfied all conditions on its part to be performed or satisfied with respect to the Consent Solicitation and based on the information provided by the Information Agent, the requisite number of consents have been obtained and all such other actions required to be taken under the Indenture have been taken to implement the Supplemental Indenture.

        (n)   On the Expiration Date, the Guarantor shall have caused to be delivered to the Dealer Managers a certificate of an authorized officer of the Guarantor, dated as of the date of the delivery, to the effect that the Guarantor has, in all material respects, complied with all agreements and satisfied all conditions on its part to be performed or satisfied with respect to the issuance of the Guarantee.

        (o)   The Company and Guarantor will cause all amendments and supplements to the Consent Materials filed with the Commission with respect to the Amended Notes to be distributed to holders of the Notes as may be required by the Securities Act or the Exchange Act.

        (p)   The Company and the Guarantor will comply in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act and the rules and regulations promulgated thereunder, as and to the extent applicable, in connection with the Consent Materials, the Consent Solicitation and the issuance of the Amended Notes and the Guarantee and the transactions contemplated hereby and thereby.

        (q)   The Company and the Guarantor shall promptly inform the Dealer Managers upon becoming aware of, and (if requested by the Dealer Managers) will confirm in writing, (i) when the Registration Statement has become effective, if and when any Prospectus is mailed (or otherwise sent) for filing pursuant to Rule 424 under the Securities Act, when any post-effective amendment to the Registration Statement is filed and becomes effective and when any supplement to the Prospectus or any amended Prospectus is filed; (ii) any request of the Commission or any other governmental or regulatory agency or authority to amend or supplement any Consent Materials or for additional information with respect thereto and of receipt (whether written or oral) by either of them (or by any of their respective officers or attorneys) of any other communication from the Commission or any other governmental or regulatory agency or authority relating to any Consent Materials (and, notwithstanding any other provision of this Agreement, if any such request or communication is in writing, the Company and the Guarantor shall promptly furnish the Dealer Managers with a copy thereof), (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the initiation of any proceedings for that purpose or prohibiting or restraining the use of any Consent Materials or the issuance of any injunction, restraining order or denial of any application for approval or the initiation or overt threat of any proceedings, litigation or investigation with respect to the Consent Solicitation, the Registration Statement and the issuance of the Guarantee pursuant thereto or the execution, delivery and performance of this Agreement by the Company and the Guarantor, by or before any governmental or regulatory agency, or any court, (iv) the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Guarantee under state securities or blue sky laws or the initiation or overt threatening of any proceeding for that purpose; (v) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which would (x) cause the Company and the Guarantor to be required to amend, withdraw or terminate the Consent Solicitation or the Registration Statement or cause the Guarantor to be required to not issue the Guarantee or (y) cause any representation or warranty contained in this Agreement to be untrue or inaccurate; and (vi) any other information reasonably available to the Company and the Guarantor relating to the Consent Solicitation and the issuance of the Amended Notes and the Guarantee that the Dealer Managers may from time to time reasonably request. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Amended Notes and the Guarantee under state securities or blue sky laws, the Company and the Guarantor will use their commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time.

        (r)   The Company and the Guarantor will furnish to the Dealer Managers, without charge, two signed copies of the Registration Statement and any post-effective amendments thereto, including the Incorporated Documents and all financial statements and schedules and all exhibits, including all exhibits incorporated into the Registration Statement by reference to the extent not previously furnished to the Dealer Managers.

        (s)   The Company and the Guarantor will prepare the Prospectus in a form reasonably approved by the Dealer Managers and will promptly effect any filings necessary pursuant to Rule 424(b) and will take such steps as they deem necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, the Company and the Guarantor will promptly file such Prospectus. The Company and the Guarantor will use their commercially reasonable efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as practicable. The Company and the Guarantor will file promptly all reports or information statements required to be filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the issuance of the Amended Notes and the Guarantee. The Company and the Guarantor will give the Dealer Managers advance notice of their intention to (i) file the Prospectus or any amendments or supplements to the Prospectus or file any amendments to the Registration Statement, (ii) make any other changes to the Consent Materials or (iii) file, distribute, mail, publish or otherwise use or permit the use of any Consent Materials and shall furnish the Dealer Managers with a copy of each such document at a reasonable time prior to such filing, distribution, mailing, publishing or other use. The Company and the Guarantor will not (i) file the Prospectus or any such amendments or supplements, (ii) make any other such changes or (iii) make any such use or allowance of use of the Consent Materials, without the prior approval of the Dealer Managers, such approval not to be unreasonably withheld or delayed.

        4.    Representations and Warranties of the Company and the Guarantor.

        (a)   The Company represents and warrants to and agrees with the Dealer Managers that as of the Commencement Date and the Expiration Date:

            (i)  The Company has been duly incorporated in Great Britain and registered as a public limited company under the laws of England and Wales with corporate power and authority to own or lease, as the case may be, its properties and to conduct its business as described in the Prospectus or in the other Consent Materials; and the Company is duly licensed or qualified to do business as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified would have no Material Adverse Effect.

           (ii)  The P&O Guarantor has been duly incorporated in Great Britain as a private company with limited liability under the laws of England and Wales, has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Prospectus and the Consent Materials, and the P&O Guarantor is duly licensed or qualified to do business as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or used by it makes such licensing or qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued shares of the P&O Guarantor have been duly authorized and validly issued, are fully paid and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (iii)  Each of the Company and the P&O Guarantor has all of the requisite corporate power and capacity to execute, deliver and perform its obligations under the Supplemental Indenture. The Supplemental Indenture has been duly authorized by each of the Company and the P&O Guarantor and, when duly executed and delivered by the Company, the P&O Guarantor and the Indenture Trustee, will constitute a valid and binding obligation of each of the Company and the P&O Guarantor enforceable against each of them in accordance with its terms, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability. The Supplemental Indenture will conform in all material respects to the description thereof contained in the Consent Materials.

          (iv)  The Company has all requisite corporate power and capacity to make and consummate the Consent Solicitation in accordance with its terms and to execute, deliver and perform its obligations under this Agreement; all necessary corporate action has been duly taken by the Company to authorize the solicitation of the consents pursuant to the Consent Solicitation in accordance with the terms of this Agreement, the execution, delivery and performance of this Agreement, and, on the Expiration Date, the consummation of the transactions contemplated hereby. The Company has taken or will take any necessary corporate action to authorize any amendments to, or modifications of, the Consent Solicitation and the Consent Materials.

           (v)  This Agreement has been duly authorized, executed and delivered by the Company.

          (vi)  Neither the Company nor the P&O Guarantor is in violation of its Articles of Association or Memorandum of Association or, except as disclosed in or contemplated by the Registration Statement, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or the P&O Guarantor, as the case may be, is a party or by which it may be bound, or to which any of the property or assets of the Company or the P&O Guarantor is subject except for such violations or defaults that would not result in a Material Adverse Effect.

         (vii)  (A) The execution, delivery and performance by the Company of this Agreement, (B) the Consent Solicitation, (C) the use of the Consent Materials and the filing of the Registration Statement, the Prospectus, and any amendment or supplement thereto, (D) the execution and delivery by the Company and the P&O Guarantor of the Supplemental Indenture and (E) the consummation by the Company and the P&O Guarantor of the transactions contemplated by this Agreement and in the Consent Materials, as applicable, and compliance with the terms herein or therein (x) do not violate and will not result in a violation of any of the terms or provisions of the Articles of Association and the Memorandum of Association of the Company or the P&O Guarantor, (y) except where the conflict, breach, violation or event of default as set forth in this Section 4(a)(vii)(y) would not result in a Material Adverse Effect, do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute an event of default (or an event which with notice or lapse of time or both would become an event of default) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the P&O Guarantor under (a) any contract, indenture, mortgage, lease or other agreement or instrument to which the Company or the P&O Guarantor is a party or by which it may be bound or to which any of its properties or assets are bound or affected, or (b) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental or regulatory instrumentality or agency or court, domestic or foreign, having jurisdiction over the Company or the P&O Guarantor or any of their respective properties or assets, other than the blue sky or similar securities laws of the various states and foreign jurisdictions, and (z) complies and will comply in all material respects with all applicable laws, rules and regulations of any government or governmental or regulatory instrumentality or agency, other than the blue sky or similar securities laws of the various states and foreign jurisdictions, as may be required, except where the failure to comply as set forth in this Section 4(a)(vii)(z) would not result in a Material Adverse Effect.

        (viii)  None of the Transactions require or will require any consent, qualification or decree of, approval of, waiver by, license or authorization from, or permit of, or other action by or filing or registration with or notification to, any court or governmental or regulatory authority or agency other than such as have been already obtained or as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act or, as may be required by the blue sky or similar securities laws of the various states and foreign jurisdictions, and other than such that would not result in a Material Adverse Effect.

          (ix)  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the actual knowledge of the Company, overtly threatened, against or affecting the Company, which is required to be disclosed in the Registration Statement or the other Consent Materials (other than as disclosed therein), which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the performance by the Company of its obligations hereunder or the consummation of the Transactions; the aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Registration Statement or in the other Consent Materials, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

           (x)  No stop order and no injunction, restraining order or denial of any application for approval has been issued or proceedings, litigation or investigation initiated or, to the actual knowledge of the Company, overtly threatened with respect to the Consent Solicitation, the execution and delivery of the Supplemental Indenture by the Company and the P&O Guarantor or the execution, delivery and performance of this Agreement by the Company by or before any governmental or regulatory agency, or any court.

          (xi)  Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the other Consent Materials, and through the Expiration Date, except as otherwise stated in or contemplated by the Registration Statement, the Prospectus and the other Consent Materials, (A) there has been no Material Adverse Effect, (B) there have been no transactions entered into nor direct or contingent liabilities or obligations incurred by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Guarantor and their subsidiaries considered as one enterprise and (C) there has not been and will not have been any material change in the capital stock or long-term indebtedness of the Company, the Guarantor or any of their significant subsidiaries (except for the issuance of $889,000,000 aggregate principal amount at maturity of Senior Convertible Debentures due 2033 or as otherwise disclosed to the Dealer Managers in writing).

         (xii)  The Company meets the requirements for use of Form S-4 under the Securities Act for the registration of the Amended Notes. As of the Expiration Date, the Registration Statement and any post-effective amendment thereto, each in the form delivered to the Dealer Managers shall have become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, and no proceedings for that purpose shall have been instituted or shall be pending or, to the actual knowledge of the Company, overtly threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with or otherwise satisfied.

        (xiii)  The financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the consolidated financial position of the Company for the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company; said financial statements (including the related notes and schedules) have been prepared in conformity with generally accepted accounting principles in the United Kingdom ("U.K. GAAP") applied on a consistent basis throughout the periods involved except, in each case, as disclosed in the Prospectus. The supporting schedules of the financial statements of the Company, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with U.K. GAAP the information required to be stated therein. The selected financial data and the summary financial information of the Company included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited financial statements of the Company included or incorporated by reference in the Registration Statement.

        (xiv)  KPMG Audit plc, who are reporting upon the audited financial statements with respect to the Company included or incorporated by reference in the Registration Statement, are independent public accountants with respect to the Company as required by the Securities Act and the Exchange Act.

        (b)   The Guarantor represents and warrants to and agrees with the Dealer Managers that as of the Commencement Date and the Expiration Date:

            (i)  The Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus or in the other Consent Materials; and the Guarantor is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified or be in good standing would have no Material Adverse Effect.

           (ii)  The Guarantor has all requisite corporate power and authority to issue the Guarantee in accordance with its terms and to execute, deliver and perform its obligations under this Agreement; all necessary corporate action has been duly taken by the Guarantor to authorize the issuance of the Guarantee, the execution, delivery and performance of this Agreement, and, on the Expiration Date, the consummation of the transactions contemplated hereby and in the Consent Materials. The Guarantor has taken or will take all necessary corporate action to authorize any amendments to, or modifications of the Consent Solicitation and the Consent Materials.

          (iii)  The Guarantee has been duly authorized by the Guarantor and, when duly issued, will constitute a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (iv)  This Agreement has been duly authorized, executed and delivered by the Guarantor.

           (v)  The Guarantor is not in violation of its charter or by-laws or, except as disclosed in or contemplated by the Registration Statement, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Guarantor is a party or by which it may be bound, or to which any of the property or assets of the Guarantor is subject except for such violations or defaults that would not result in a Material Adverse Effect.

          (vi)  (A) The execution, delivery and performance by the Guarantor of this Agreement, (B) the use of the Consent Materials and the filing of the Registration Statement, the Prospectus, and any amendments or supplements thereto, (C) the issuance of the Guarantee by the Guarantor and (D) the consummation by the Guarantor of the transactions contemplated by this Agreement and in the Consent Materials and compliance with the terms herein or therein (x) do not violate and will not result in a violation of any of the terms or provisions of the charter or by-laws of the Guarantor, (y) except where the conflict, breach, violation or event of default as set forth in this Section 4(b)(vi)(y) would not result in a Material Adverse Effect, do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute an event of default (or an event which with notice or lapse of time or both would become an event of default) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Guarantor under (a) any contract, indenture, mortgage, lease or other agreement or instrument to which the Guarantor is a party or by which it may be bound or to which any of their properties or assets are bound or affected, or (b) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental or regulatory instrumentality or agency or court, domestic or foreign, having jurisdiction over the Guarantor or any of its properties or assets, other than the blue sky or similar securities laws of the various states and foreign jurisdictions, and (z) complies and will comply in all material respects with all applicable laws, rules and regulations of any government or governmental or regulatory instrumentality or agency, other than the blue sky or similar securities laws of the various states and foreign jurisdictions, as may be required, except where the failure to comply as set forth in this Section 4(b)(vi)(z) would not result in a Material Adverse Effect.

         (vii)  None of the Transactions, including but not limited to the issuance of the Guarantee by the Guarantor, require or will require any consent, qualification or decree of, approval of, waiver by, license or authorization from, or permit of, or other action by or filing or registration with or notification to, any court or governmental or regulatory authority or agency other than such as have been already obtained or as may be required under the Securities Act, the Exchange Act, the Trust indenture Act or the blue sky or, as may be required by similar securities laws of the various states and foreign jurisdictions, and other than such that would not result in a Material Adverse Effect.

        (viii)  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the actual knowledge of the Guarantor, overtly threatened, against or affecting the Guarantor, which is required to be disclosed in the Registration Statement or the other Consent Materials (other than as disclosed therein), which would reasonably be expected to result in a Material Adverse Effect, which would reasonably be expected to materially and adversely affect the performance by the Guarantor of its obligations hereunder, the issuance of the Guarantee by the Guarantor or the consummation of the Transactions; the aggregate of all pending legal or governmental proceedings to which the Guarantor is a party or of which any of its property or assets is the subject which are not described in the Registration Statement or in the other Consent Materials, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (ix)  No stop order and no injunction, restraining order or denial of any application for approval has been issued or proceedings, litigation or investigation initiated or, to the actual knowledge of the Guarantor, overtly threatened with respect to the Consent Solicitation, the issuance of the Guarantee, or the execution, delivery and performance of this Agreement by the Guarantor by or before any governmental or regulatory agency, or any court.

           (x)  Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the other Consent Materials, and through the Expiration Date, except as otherwise stated in or contemplated by the Registration Statement, the Prospectus and the other Consent Materials, (A) there has been no Material Adverse Effect, (B) there have been no transactions entered into nor direct or contingent liabilities or obligations incurred by the Guarantor or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Guarantor, the Company and their subsidiaries considered as one enterprise and (C) there has not been and will not have been any material change in the capital stock or long-term indebtedness of the Guarantor, the Company or any of their significant subsidiaries (except for the issuance of $889,000,000 aggregate principal amount at maturity of Senior Convertible Debentures due 2033 or as otherwise disclosed to the Dealer Managers in writing).

          (xi)  The Guarantor meets the requirements for use of Form S-4 under the Securities Act for the registration of the issuance of the Guarantee. As of the Expiration Date, the Registration Statement and any post-effective amendment thereto, each in the form delivered to the Dealer Managers, shall have become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the actual knowledge of the Guarantor, overtly threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with or otherwise satisfied.

         (xii)  The financial statements of the Guarantor included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the consolidated financial position of the Guarantor for the dates indicated and the statement of operations, stockholders' equity and cash flows of the Guarantor; said financial statements (including the related notes and schedules) have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods involved except, in each case, as disclosed in the Prospectus. The supporting schedules of the financial statements of the Guarantor, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data and the summary financial information of the Guarantor, if any, included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent in all material respects with that of the audited financial statements of the Guarantor included or incorporated by reference in the Registration Statement.

        (xiii)  PricewaterhouseCoopers LLP, who are reporting upon the audited financial statements with respect to the Guarantor included or incorporated by reference in the Registration Statement, are independent public accountants with respect to the Guarantor as required by the Securities Act and the Exchange Act.

        (c)   Each of the Company and the Guarantor severally, but not jointly, represents and warrants to and agrees with the Dealer Managers that as of the Commencement Date and the Expiration Date:

            (i)  The Consent Materials, as then amended or supplemented (other than the Prospectus and the Registration Statement, and any amendments or supplements thereto, which are covered in Section 4(c)(ii) and 4(c)(iii) below), did not and will not, during the Consent Solicitation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

           (ii)  Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Expiration Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the respective times the Registration Statement and any post-effective amendments thereto became effective, the Registration Statement and any amendments and supplements thereto, complied and will comply in all material respects with the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties in this subsection and in Section 4(c)(i) shall not apply to statements in or omissions from the Consent Materials made in reliance upon and in conformity with the information provided by the Dealer Managers to the Company or the Guarantor.

          (iii)  The Incorporated Documents, when they became effective or were filed (or, if an amendment with respect to any such Incorporated Document was filed or became effective, when such amendment was filed or became effective) with the Commission, complied, and will comply, in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and any documents so filed and incorporated by reference in the Registration Statement or the Prospectus subsequent to the effective date of the Registration Statement and until the Expiration Date will, when they are filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. When read together with the other information in the Prospectus at the time the Registration Statement became effective, at the time the Prospectus was issued, no such Incorporated Document, when it was filed or became effective (or, if an amendment with respect to any such Incorporated Document was filed or became effective, when such amendment was filed or became effective), contained, and no document so filed and incorporated by reference in the Registration Statement or Prospectus subsequent to the effective date of the Registration Statement will contain, an untrue statement of a material fact or omitted, or will omit, to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (iv)  The pro forma financial information included or incorporated by reference in the Registration Statement presents fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information and have been properly compiled on the pro forma bases described therein, and in the opinion of the Company and the Guarantor, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

        5.    Indemnification and Contribution.

        (a)   The Company and the Guarantor jointly and severally agree to indemnify and hold harmless the Dealer Managers and their affiliates and their respective directors, officers, employees, representatives, advisors, agents and each person who controls Merrill Lynch or UBS, as the case may be, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the Dealer Managers and each such person being an "Indemnified Party") as follows:

            (i)  from and against any and all loss, claim, damage, liability and expense (including, subject to Section 5(d), the reasonable fees and disbursements of one counsel (together with local counsel, if necessary) chosen by the Dealer Managers), whatsoever, joint or several, as incurred, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, and related to, arising out of, or based on (A) any untrue statement or alleged untrue statement of a material fact contained in the Consent Materials (other than the Registration Statement or any amendment thereto which is covered in clause (B) below), including the Prospectus (or any amendment or supplement thereto), or any of the documents referred to therein, furnished or made available by the Company and the Guarantor, directly, through the Dealer Managers or otherwise, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) any untrue statement or alleged untrue statement of a material fact included in the Registration Statement (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading, (C) any breach by the Company or the Guarantor of any of their representations, warranties or agreements contained herein, (D) any failure on the Company's or Guarantor's part to comply with the terms and conditions contained in the Consent Materials, (E) any of the Transactions or the engagement of the Dealer Managers pursuant to, and the performance by the Dealer Managers of the services contemplated by, this Agreement, except in the case of this clause (E) to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from the Dealer Managers' willful misconduct, gross negligence or bad faith, or (F) any action taken or omitted to be taken by an Indemnified Party with the consent of the Company or the Guarantor or in conformity with the instructions or actions or omissions of the Company or the Guarantor;

           (ii)  from and against any and all loss, liability, claim, damage and expense (including, subject to Section 5(d), the reasonable fees and disbursements of one counsel (together with local counsel, if necessary) chosen by the Dealer Managers), whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever related to, arising out of or based on any matter described in (i) above; and

          (iii)  from and against any and all reasonable expense whatsoever, as incurred (including the reasonable fees and disbursements of one counsel (together with local counsel, if necessary) chosen by the Dealer Managers), incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever related to, or arising out of or based on any matter described in (i) above, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company or the Guarantor, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the Company and the Guarantor shall not be liable under clauses (i) (A) or (B) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Consent Materials (x) in reliance upon and in conformity with written information furnished to the Company and the Guarantor by the Dealer Managers expressly for use in the Consent Materials (or any amendment or supplement thereto) or (y) if the Company or Guarantor has previously furnished copies of amended or supplemented Consent Materials (sufficiently in advance of the Expiration Date to allow for distribution by the Expiration Date) to the Dealer Managers and the loss, liability, claim, damage or expense of such Dealer Managers resulted from an untrue statement or omission of a material fact contained in or omitted from the original Consent Materials which was corrected in the amended or supplemented Consent Materials prior to the Expiration Date, and such failure to give or send such amended or supplemented Consent Materials by the Expiration Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

        (b)   The Company and the Guarantor agree that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or the Guarantor or to their security holders or creditors relating to or arising out of the engagement of the Dealer Managers pursuant to, or the performance by the Dealer Managers of the services contemplated by, this Agreement except to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from Dealer Managers' willful misconduct, gross negligence or bad faith.

        (c)   If the indemnification provided for in Section 5(a) hereof is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company and the Guarantor jointly and severally agree to contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company and the Guarantor on the one hand and of the Dealer Managers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor on the one hand and the Dealer Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Dealer Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Guarantor and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(c). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 5(c) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission; provided, however, that to the extent permitted by applicable law, in no event shall the Dealer Managers be required to contribute any amount which, in the aggregate, exceeds the aggregate fees received by the Dealer Managers under this Agreement.

        (d)   Promptly after receipt by an Indemnified Party of written notice of any claim or commencement of an action or proceeding with respect to which indemnification or contribution may be sought hereunder, such Indemnified Party shall notify the Company or the Guarantor in writing of such claim or of the commencement of such action, claim or proceeding, but failure so to notify the Company or the Guarantor will not relieve the Company or the Guarantor from any liability which it may have hereunder to such Indemnified Party except to the extent that such failure results in material prejudice to the Company or the Guarantor. In the event of any such claim, action or proceeding, if such Indemnified Party shall notify the Company or the Guarantor of the commencement thereof, the Company or the Guarantor may assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and shall pay the fees and expenses of such counsel; provided, however, (i) if the Company or the Guarantor fail to assume such defense in a timely manner or (ii) if there exists or may exist a conflict of interest that would make it inappropriate in the reasonable judgment of counsel to such Indemnified Party for the same counsel to represent both the Indemnified Party and the Company or the Guarantor, then such Indemnified Party shall be entitled to retain its own counsel at the reasonable expense of the Company or the Guarantor; provided, however, that neither the Company nor the Guarantor shall be required to pay the fees and disbursements of more than one separate counsel (in addition to any local counsel) for the Dealer Managers in any single action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances. In respect of any claim, action or proceeding the defense of which shall have been assumed by the Company or the Guarantor, in accordance with the foregoing, each Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at its own expense.

        (e)   Each of the Company and the Guarantor agrees that, without the Dealer Managers' prior written consent (which consent is not to be unreasonably withheld or delayed), it will not settle, compromise or consent to the entry of any judgment in or with respect to any pending or threatened claim, action, investigation or proceeding in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the Dealer Managers or any other Indemnified Party is an actual or potential party to such claim, action, investigation or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, investigation or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Party.

        (f)    If at any time an Indemnified Party shall have requested an indemnifying party to reimburse the Indemnified Party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent only if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. The Indemnified Parties shall not otherwise enter into any settlement of any claim without the indemnifying parties' prior written consent.

        6.    Termination; Withdrawal.

        (a)   This Agreement may be terminated by the Dealer Managers at any time upon notice to the Company or the Guarantor if (i) either the Company or the Guarantor does not comply in all material respects with any covenant specified in Section 3 of this Agreement or the representations and warranties under Section 4 are incorrect (or incorrect in all material respects if not qualified as to materiality), (ii) any stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or overtly threatened by the Commission, (iii) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Consent Materials and the Prospectus, any Material Adverse Effect, (iv) the Company or the Guarantor shall file, deliver, publish, mail or propose to file, deliver, publish or mail any amendment or supplement to the Consent Materials to which the Dealer Managers shall have previously objected, (v) at any time prior to the Expiration Date, the Consent Solicitation is terminated or withdrawn by the Company or the Guarantor, or the Guarantor does not issue the Guarantee, for any reason, or (vi) there is a good faith disagreement between the Dealer Managers and the Company or the Guarantor with respect to a material term or condition of the Consent Solicitation or the Consent Materials.

        (b)   This Agreement may be terminated by either the Company or the Guarantor if (i) at any time prior to the Expiration Date, the Consent Solicitation is terminated or withdrawn by the Company or the Guarantor, or the Guarantor does not issue the Guarantee for any reason, or (ii) either of the Dealer Managers is in breach of its obligations under Section 1(a) of this Agreement, provided, however, under (b)(i) of this Section the costs and expenses incurred by Dealer Managers shall be paid by the Company and the Guarantor as provided in Section 3(e).

        (c)   Notwithstanding termination of this Agreement pursuant to subsection (a) of this Section 6, the provisions of Section 1(c) and the obligations of the Company and the Guarantor to compensate the Dealer Managers pursuant to Section 2(a) and to reimburse the Dealer Managers for their expenses pursuant to Section 2(b) and to pay all costs and expenses incurred in connection with the performance of this Agreement and in connection with the Consent Solicitation pursuant to Section 3(e) (to the extent required by the terms of this Agreement), the representations and warranties contained in Section 4 and the provisions of Sections 5, 8, and Sections 10 through 17 shall survive any termination of this Agreement.

        7.    Notices.

        All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication (notices transmitted by telecopier to be confirmed in writing).

        If to the Company:

  Carnival plc
  77 New Oxford Street
  London WC1A 1PP
  Attention: Corporate Counsel
  Facsimile: (44) 20-7940-5382

  with a copy to:

  Freshfields Bruckhaus Deringer
  65 Fleet Street
  London EC4Y1HS
  Attention: Jeremy Pitkin
  Facsimile: (44) 20-7832-7001

  and

  Paul, Weiss, Rifkind, Wharton & Garrison LLP
  1285 Avenue of the Americas
  New York, NY 10019-6064
  Attention: John C. Kennedy
  Facsmile: (212) 757-3990

  and

  Carnival Corporation
  Carnival Place
  3655 Northwest 87th Avenue
  Miami, FL 33178
  Attention: General Counsel
  Facsimile: (305) 406-4758

  If to the Guarantor:

  Carnival Corporation
  Carnival Place
  3655 Northwest 87th Avenue
  Miami, FL 33178
  Attention: General Counsel
  Facsimile: (305) 406-4758

  with a copy to:

  Paul, Weiss, Rifkind, Wharton & Garrison LLP
  1285 Avenue of Americas
  New York, NY 10019-6064
  Attention: John C. Kennedy
  Facsimile: (212) 757-3990

  If to the Dealer Managers:

  Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated
  Merrill Lynch World Headquarters
  4 World Financial Center
  New York, NY 10080
  Attention: Mark Hagan
  Facsimile: (212) 449-7165

  UBS Warburg LLC
  677 Washington Boulevard
  Stamford, CT 06901
  Attention: DCMG Liability Management
  Facsimile: (203) 719-7139

  with a copy to:

  Shearman & Sterling
  599 Lexington Avenue
  New York, NY 10022
  Attention: Lisa L. Jacobs
  Facsimile: (212) 848-7179

or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this paragraph.

        8.    Securities Positions.

        The Company and the Guarantor acknowledge that they have no objection to the fact that, in the course of trading activities, the Dealer Managers may from time to time have positions in, and buy or sell securities of, the Company and the Guarantor and their affiliates.

        9.    Tombstone.

        The Dealer Managers may, subject to applicable legal restrictions, place an announcement in such newspapers and periodicals as they may choose, stating that the Dealer Managers are acting or have acted as exclusive Dealer Managers to the Company and the Guarantor in connection with the Consent Solicitation and the Guarantee; provided that the Dealer Managers shall submit a copy of any such announcement to the Company and the Guarantor for their prior approval, which shall not be unreasonably withheld. Any such announcement shall be at the sole option and expense of the Dealer Managers.

        10.    GOVERNING LAW.

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED IN THAT STATE.

        11.    Severability of Provisions.

        If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the agreements contained herein is not affected in any manner adverse to any party. Upon such determination that any term or provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this

Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the agreements contained herein may be performed as originally contemplated to the fullest extent possible.

        12.    Counterparts.

        This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts. Each of such counterparts, when a counterpart has been executed and delivered, shall be deemed to be an original and all of such counterparts, taken together, shall constitute one and the same Agreement.

        13.    Parties in Interest.

        This Agreement shall be binding upon and inure solely to the benefit of each party hereto and the Indemnified Parties and their respective successors, assigns, heirs and legal representatives and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        14.    Consent to Jurisdiction and Service; Waivers.

        Each of the Company and the Guarantor hereby irrevocably submits to the exclusive jurisdiction of any state or federal court sitting in the borough of Manhattan, State of New York in respect of any action, proceeding or counterclaim and irrevocably agrees that all claims and defenses in respect of any such suit, action or proceeding may be heard and determined in any such court. The Company and the Guarantor irrevocably waive, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section shall affect the right of the Dealer Managers, any of its affiliates or any Indemnified Party to serve process in any manner prescribed by law.

        15.    Miscellaneous.

        The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        16.    Entire Agreement; Amendment.

        This Agreement supersedes all prior agreements and undertakings, both written and oral, of the parties hereto, or any of them, with respect to the subject matter hereof and constitute the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may not be waived, amended or modified except in writing signed by each party to be bound hereby.

        17.    Trial by Jury.

        Each of the Company, the Guarantor and the Dealer Managers (each on its own behalf and, to the extent permitted by applicable law, on behalf of its shareholders) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of this Agreement.

[Signature page follows]

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Guarantor and the Dealer Managers in accordance with its terms.

Very truly yours,

CARNIVAL PLC

By	/s/ Gerald R. Cahill
Name: Gerald R. Cahill Title: Senior Vice President—Finance and Chief Financial and Accounting Officer

CARNIVAL CORPORATION

By	/s/ Gerald R. Cahill
Name: Gerald R. Cahill Title: Senior Vice President—Finance and Chief Financial and Accounting Officer
Confirmed and accepted as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By	/s/ Mark Hagan
Name: Mark Hagan Title: Vice President, Investment Banking

UBS WARBURG LLC

By	/s/ Raffaele Cimmino
Name: Raffaele Cimmino Title: Executive Director

By	/s/ Timothy Q. Lu
Name: Timothy Q. Lu Title: Managing Diretor

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DEALER MANAGER AGREEMENT